UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2026

 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
Non-Cumulative Perpetual Preferred Stock, Series F	RF PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2026, the Board of Directors (the “Board”) of Regions Financial Corporation (the “Company”) approved and adopted amendments (the “Amendments”) to the Company’s Amended and Restated By-Laws (the “By-Laws”).
The Amendments to the By-Laws include:
•Amendments to Article II, Section 2 to allow one or more stockholders who own at least 25% of the Company’s stock the ability to request that a special meeting of stockholders be called, so long as such stockholders meet certain informational, timing, and other requirements set forth in the By-Laws.
•Amendments to Article II, Section 7 to make minor modifications to the advance notice provisions for stockholders to make nominations and propose other business, including with respect to the timing to submit notice if the date of the annual meeting is more than 30 days before or 70 days after the anniversary date of the prior year’s annual meeting, removal of requirements to provide information from those acting in concert with the stockholder submitting a notice of nomination or other business, and revisions with respect to nominations at special meetings to conform to the amendments described above to Article II, Section 2.
•Amendments to Article V, Section 12 to define “officers” for purposes of the indemnification and advancement provisions as the Chief Executive Officer, President, Secretary, Chief Financial Officer or those other officers appointed by the Board.
•Amendments to update various provisions to conform to changes in Delaware law and reflect certain conforming, clarifying, ministerial, and other changes.
The foregoing summary is qualified in its entirety by reference to the By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated in this Item 5.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.2	By-Laws of Regions Financial Corporation, as amended and restated February 4, 2026.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Tara A. Plimpton
Name:	Tara A. Plimpton
Title:	Chief Legal Officer and Corporate Secretary
Date: February 4, 2026